UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2013

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27488	94-3136539
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

Experimental Station
Route 141 & Henry Clay Road
Building E336
Wilmington, DE	19880
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                           Unregistered Sales of Equity Securities.

On May 30, 2013 and June 3 and 4, 2013, Incyte Corporation (the “Company”) entered into separately negotiated agreements with certain holders of the Company’s  4.75% Convertible Senior Notes due 2015 (the “Notes”) pursuant to which such holders agreed to exchange $37,461,000 in aggregate principal amount of Notes for the shares of the Company’s common stock, par value $.001 per share (“Common Stock”), into which such Notes were convertible, aggregating 4,269,056 shares, and $2,546,637 in cash.  The Company has completed a portion of the exchanges and expects to complete the remaining exchanges on June 6, 2013.  The issuances of the shares of Common Stock in exchange for the Notes are being made in reliance on the exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 3(a)(9) thereof.

Forward-Looking Statements

The statement above with respect to the anticipated timing of the completion of the exchanges is a forward-looking statement within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This forward-looking statement is subject to risks and uncertainties that may cause actual results to differ materially, including the satisfaction of customary closing conditions and logistics involved in the delivery of the securities being exchanged. The Company disclaims any intent or obligation to update this forward-looking statement except to the extent required by law or regulations.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of the Company, held on May 30, 2013 (the “Annual Meeting”), the Company’s stockholders approved the Company’s Amended and Restated 2010 Stock Incentive Plan, which included amendments to increase the number of shares available for issuance under the plan by 5,200,000 shares, from 16,553,475 shares to 21,753,475 shares, and make certain additional changes, as described in the Company’s definitive proxy statement for the Annual Meeting.  A copy of the Company’s Amended and Restated 2010 Stock Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting:

1.                                      The following Directors were elected:

	For	Withheld	Broker Non-Votes

Richard U. De Schutter	111,613,678	1,208,946	11,209,990

Barry M. Ariko	111,656,478	1,166,146	11,209,990

Julian C. Baker	111,602,034	1,220,590	11,209,990

Paul A. Brooke	111,531,874	1,290,750	11,209,990

Wendy L. Dixon	112,094,498	728,126	11,209,990

Paul A. Friedman	112,006,102	816,522	11,209,990

Roy A. Whitfield	78,542,641	34,279,983	11,209,990

2.                                      The Company’s Amended and Restated 2010 Stock Incentive Plan was approved.

For	Against	Abstain	Broker Non-Votes
79,170,761	33,345,530	306,333	11,209,990

3.                                      The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
95,005,898	17,400,369	416,357	11,209,990

4.                                      The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year was ratified.

For	Against	Abstain
121,921,585	2,039,827	71,202

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Incyte Corporation Amended and Restated 2010 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 5, 2013

INCYTE CORPORATION

By:	/s/ Eric H Siegel
Eric H. Siegel
Executive Vice President and General Counsel